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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the use in this Registration Statement of Westfield Financial, Inc. on Form S-1 of our report on Westfield Mutual Holding Company dated January 29, 2001, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP
-------------------------
Hartford, Connecticut

August 24, 2001